UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2024

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 885-0035

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on February 1, 2024, Interactive Strength Inc. (the “Company”) entered into a Note Purchase Agreement with CLMBR Holdings LLC ("CLMBR"), and Treadway Holdings LLC (the “Purchaser”) pursuant to which the Company sold, and the Purchaser purchased, a Senior Secured Convertible Promissory Note (the “Original Note”) in the aggregate principal amount of $6,000,000, which is convertible into shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”).

On November 11, 2024, after the close of trading hours, the Company, CLMBR and the Purchaser entered into an Amended and Restated Senior Secured Convertible Promissory Note (the “Amended and Restated Note”) that amends and restates the Original Note in its entirety. The Amended and Restated Note has a principal amount of $4,000,000 (the “Principal Amount”). Pursuant to the Amended and Restated Note, the conversion price of the Original Note was changed to $4.79 per share (the Common Stock’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) on November 11, 2024).

The foregoing description of the Amended and Restated Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Note, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Since November 11, 2024, in the aggregate, the Purchaser has converted $200,000 of the Principal Amount into 41,754 shares of Common Stock (the “Note Conversion Shares”). As of November 13, 2024, the principal amount of the Amended and Restated Note is $3,800,000.

Item 3.02 Unregistered Sales of Equity Securities.

From November 11th through November 13th, in the aggregate, the holders of shares of the Company’s Series A Convertible Preferred Stock (“Series A”) converted 409,275 shares of Series A into 116,604 shares of Common Stock (the “Series A Conversion Shares” and, together with the Note Conversion Shares, the “November Conversion Shares”).

The issuance of the November Conversion Shares in exchange for a reduction in the Principal Amount and the conversion of Series A shares was made by the Company pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, contained in Section 3(a)(9) of such act on the basis that these offers constituted an exchange with existing holders of the Company’s securities, and no commission or other remuneration was paid to any party for soliciting such exchange. The November Conversion Shares were included in the amount of total shares outstanding disclosed on the cover page of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2024, filed with the Securities and Exchange Commission on November 14, 2024.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Amended and Restated Senior Secured Convertible Promissory Note, issued November 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc.

Date:	November 15, 2024	By:	/s/ Michael J. Madigan
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)